                                                                    Exhibit 10.1
                                                                    ------------

                                 LIMITED WAIVER
                                 --------------

          This Limited Waiver (the "Limited Waiver") is entered into as of July 25, 2001 by and among:

     Cybex International, Inc., a New York corporation, having a place of business at 10 Trotter Drive, Medway, Massachusetts 02053 (the "Borrower");

     Cybex Financial Corp., Eagle Performance Systems, Inc., General Medical Equipment, Ltd., Lumex Bed Systems, Inc., Cybex Fitness Gerate Vertriebs GmBH, and Tectrix Fitness Equipment, Inc. (individually, a "Guarantor" and collectively, the "Guarantors");

     The Lenders party to the Credit Agreement (defined below) (hereinafter collectively, the "Lenders")

     First Union National Bank, as Administrative Agent for the Lenders (hereinafter, in such capacity, the "Administrative Agent"), having a principal place of business at One First Union Center, 301 South College Street, TW-5, Charlotte, North Carolina 28288-0537;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                  WITNESSETH:
                                  ----------

1.   Background.  On May 21, 1998, the Administrative Agent, the Lenders, the
     ----------
     Borrower and the Guarantors, among others, entered into a Credit Agreement, pursuant to which the Lenders established, subject to the terms therein contained, revolving credit, letter of credit and term loan facilities in favor of the Borrower. The Credit Agreement was thereafter modified pursuant to the terms of various amendments thereto (the Credit Agreement as so amended shall hereinafter be referred to as the "Credit Agreement").

     The Borrower's Obligations to the Administrative Agent and the Lenders are secured by perfected (x) security interests in and to all of the Borrower's personal property, including, without limitation, all of the Borrower's accounts, chattel paper, inventory, equipment, fixtures, general intangibles, instruments, investment property, copyrights, trademarks, and patents, and (y) mortgage interests in certain of the Borrower's real estate, (all of the foregoing, collectively, the "Collateral"). In addition, the Guarantors have unconditionally guarantied the payment and performance of the Borrower's Obligations (the "Guaranties") and to secure their respective guaranties have granted the Administrative Agent for the benefit of the Lenders perfected security interests in and to all of their personal property, including, without limitation, all of their accounts, chattel paper, inventory, equipment, fixtures, general intangibles, instruments, investment property, copyrights, trademarks, and patents (the "Guarantors' Collateral").

     Various Events of Default have arisen under the Credit Agreement, and on April 12, 2001 the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into a Limited Waiver and Amendment No. 4 (the "Existing Waiver"). Various additional Events of Default have arisen or will arise under the Existing Waiver by virtue of the Borrower's failure to make certain principal payments with respect to the Term Loan which were due and payable on May 31, June 30, and July 31, 2001 (the "Payment Events") and the failure (if any) of the Borrower to fulfill the financial performance covenants contained therein as of June 30, 2001 (the "Covenant Events" and, together with the Payment Events, the "Existing Termination Events"). The Lenders and the Administrative Agent are willing to grant a limited and temporary waiver of those Existing Termination Events, on the terms and conditions set forth herein.

2.   Definitions. All capitalized terms used herein and not otherwise defined
     -----------
     shall have the same meaning herein as in the Credit Agreement and in the Existing Waiver, as applicable.

3.   Waiver of Claims
     ----------------

     a. The Borrower and the Guarantors each acknowledge and agree that they do not have any offsets, defenses, or counterclaims against the Administrative Agent, the Issuing Lender, or the Lenders with respect to the Credit Agreement, the Guaranties, any other Credit Documents, or otherwise. To the extent that any such offsets, defenses or counterclaims may exist, the Borrower and each Guarantor hereby WAIVES
                                                                          ------
          and RELEASES the Administrative Agent, the Issuing Lender, the Lenders
              --------
          and their respective officers, representatives, counsel, trustees, and directors from any and all actions, causes of action, claims, demands, damages, and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected. The Borrower and each Guarantor shall execute and deliver to the Administrative Agent, the Issuing Lender and each Lender such releases as the Administrative Agent, the Issuing Lender or any Lender may request to confirm the foregoing.

     b. The Borrower and each Guarantor hereby ratifies and confirms that the Obligations (as modified hereby) are, and will continue to be, secured by the Collateral and the Guarantor Collateral.

4.   Limited Waiver. (a) The Administrative Agent and the Lenders hereby waive
     --------------
     the Payment Events, provided that each Payment Event will be immediately reinstated if the May, June, and July principal payments are not paid as follows:

          i. The principal payment on the Term Loan due and payable on May 31, 2001 shall be paid on the date the parties execute and deliver this Limited Waiver; and

          ii. The principal payments on the Term Loan due and payable on June 30, 2001 and July 31, 2001 shall be paid on August 16, 2001.

     (b) The Administrative Agent and the Lenders hereby waive the Covenant Events through May 1, 2002. The waiver provided herein is a one-time waiver of the Covenant Events and is not a continuing waiver or a waiver of any other provisions of the Credit Agreement and other Credit Documents.

     (c) Nothing contained herein shall (i) obligate the Administrative Agent or the Lenders to extend the limited waiver provided herein beyond August 16, 2001 or May 1, 2002, as applicable (in that regard, at the close of business on August 16, 2001 or May 1, 2002, as applicable, the Payment Events (unless the principal payments required above have been made) and the Covenant Events will be immediately reinstated and the Administrative Agent and the Lenders may exercise any or all of their rights and remedies on account thereof), or (ii) limit any other rights of the Administrative Agent, the Issuing Lender, or the Lenders upon the occurrence of any other Event of Default (the Administrative Agent, the Issuing Lender and the Lenders reserving the right to take such action, at such times, on account thereof as they deem appropriate).

5.   Sale-Leaseback Transaction.   On or before August 10, 2001, the Borrower
     --------------------------
     shall have consummated a sale-leaseback transaction with respect to the Borrower's real property in Owatonna, Minnesota and in Medway, Massachusetts on terms and conditions satisfactory to the Lenders and the Borrower shall have agreed to the application of the proceeds realized therefrom to the Obligations as the Lenders may direct. The failure of the Borrower to have consummated such a transaction and to have agreed to the manner of application of such proceeds by such date shall constitute an additional Event of Default, upon which the waiver granted herein shall, at the option of the Lenders, immediately terminate and the Administrative Agent and the Lenders may immediately exercise their rights and remedies.

6.   Conditions to Effectiveness. This Limited Waiver shall not be effective
     ---------------------------
     until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent and the Lenders:

     a. This Limited Waiver shall have been duly executed and delivered by the respective parties hereto and shall be in form and substance satisfactory to the Administrative Agent and each of the Lenders.

     b. All action on the part of the Borrower and each Guarantor necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this

          Limited Waiver shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent and the Lenders shall have been provided to the Administrative Agent and each of the Lenders.

     c. The Borrower shall have paid to the Administrative Agent and Lenders all expenses (including reasonable attorneys fees) and other amounts then due and owing pursuant to the Credit Documents for which invoices have been presented as of the date of execution hereof.

     d. Except for the Existing Defaults and the Existing Termination Events, no Default or Event of Default shall have occurred and be continuing.

     e. The Borrower and the Guarantors shall have provided such additional instruments and documents to the Administrative Agent and the Lenders as the Administrative Agent and the Administrative Agent's counsel may have reasonably requested.

     f. The principal payment on the Term Loan originally due and payable on May 31, 2001 shall have been paid in full.

7.   General.
     -------

     a. This Limited Waiver shall be binding upon the Borrower and the Guarantors and their respective successors and assigns and shall enure to the benefit of the Administrative Agent, the Lenders, and their respective successors and assigns.

     b. Any determination that any provision of this Limited Waiver or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Limited Waiver.

     c. No delay or omission by the Administrative Agent or any Lender in exercising or enforcing any of its rights and remedies shall operate as, or constitute, a waiver thereof. No waiver by the Administrative Agent or any Lender of any of its rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.

     d. This Limited Waiver incorporates all discussions and negotiations among the Borrower, the Guarantors, the Administrative Agent and the Lenders, either express or implied, concerning the matters included herein, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Limited Waiver or of any provision of any other agreement between the Borrower, the Guarantors, the Administrative Agent or any Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver.

     e. Except as modified hereby, all terms and conditions of the Credit Agreement, the Existing Waiver, and the other Credit Documents remain in full force and effect and the Borrower and Guarantors shall continue to comply therewith.

     f. This Limited Waiver shall be deemed to constitute a "Credit Document" for all purposes under the Credit Agreement.

     g. The Borrower and each Guarantor shall execute such instruments and documents as the Administrative Agent and the Lenders may from time to time request in connection with the Credit Agreement and the other Credit Documents, this Agreement and the arrangements contemplated hereby.

     It is intended that this Limited Waiver take effect as a sealed instrument.

                                     CYBEX INTERNATIONAL, INC.

                                     By /s/ John Aglialoro
                                       -------------------------------

                                     Print Name: John Aglialoro
                                                ----------------------

                                     Title:     CEO
                                           ---------------------------


                                     EAGLE PERFORMANCE SYSTEMS, INC.

                                     By /s/ John Aglialoro
                                       -------------------------------

                                     Print Name:   John Aglialoro
                                                ----------------------

                                     Title:      CEO
                                           ---------------------------


                                     GENERAL MEDICAL EQUIPMENT, LTD.

                                     By /s/ John Aglialoro
                                       -------------------------------

                                     Print Name:  John Aglialoro
                                                ----------------------

                                     Title:      CEO
                                           ---------------------------


                                     LUMEX BED SYSTEMS, INC.

                                     By /s/ John Aglialoro
                                       -------------------------------

                                     Print Name: John Aglialoro
                                                ----------------------

                                     Title:      CEO
                                           --------------------------

                                     CYBEX FITNESS GERATE VERTRIEBS, GMBH

                                     By /s/ John Aglialoro
                                       -----------------------------

                                     Print Name: John Aglialoro
                                                --------------------

                                     Title:       CEO
                                          --------------------------


                                     TECTRIX FITNESS EQUIPMENT, INC.

                                     By /s/ John Aglialoro
                                       -----------------------------

                                     Print Name:  John Aglialoro
                                                --------------------

                                     Title:       CEO
                                           ------------------------



AGREED AND ACCEPTED BY

FIRST UNION NATIONAL BANK

By: /s/ Ron R. Ferguson
   ---------------------------------

Print Name:    Ron R. Ferguson
           -------------------------

Title:       Senior Vice President
      ------------------------------

FLEET NATIONAL BANK

By: /s/ Kevin M. Behan
   ---------------------------------

Print Name:    Kevin M. Behan
           -------------------------

Title:       Vice President
      ------------------------------

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